UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 6, 2022
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

	234 1st Street San Francisco, California	94105
	(Address of principal executive offices)	(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 6, 2022, SoFi Technologies, Inc. (the "Company") issued a press release updating its annual guidance for the fiscal year ended December 31, 2022, to reflect the latest extension of the federal student loan payment moratorium. A copy of the press release is furnished with this report as Exhibit 99.1.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

To the extent that the information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, are not descriptions of historical facts regarding the Company, they are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding our expectations for first quarter 2022 and full year 2022 Adjusted Net Revenue and Adjusted EBITDA, our expectations regarding the expiration of the federal student loan payment moratorium and the impact on our business of the extension of the moratorium. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Press Release, words such as “anticipate”, “assume”, “continue”, “estimate”, “expect”, “guidance”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements represent our current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements, and there can be no assurance that future developments affecting us will be those that we have anticipated. Among those risks and uncertainties are our ability to achieve and maintain profitability in the future; the impact on our business of the regulatory environment and complexities with compliance related to such environment, including any further extension of the moratorium on federal student loan payments; our ability to respond to general economic conditions, including if student loan refinance origination volumes do not normalize to pre-COVID levels in 2022; our ability to realize the anticipated benefits of SoFi Bank; the possibility that the anticipated benefits of the Technisys transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, integration or as a result of changes in economic or market environments and competitive factors; and other risks relating to our business, including those described in periodic reports that we file from time to time with the Securities and Exchange Commission. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of SoFi Technologies, Inc., dated April 6, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: April 6, 2022	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer